Exhibit 10.2

SECOND SUPPLEMENTAL INDENTURE

Dated as of April 30, 2009

among

TICKETMASTER ENTERTAINMENT, INC.

The Guarantors Party Hereto

and

THE BANK OF NEW YORK MELLON,

as Trustee

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of April 30, 2009, among TICKETMASTER ENTERTAINMENT, INC., a Delaware corporation formerly known as Ticketmaster (the “Issuer”), the guarantors party hereto (the “Guarantors”), and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Guarantors other than (i) FLMG Holdings Corp., a Delaware corporation (“FLMG”), and (ii) the entities set forth on Exhibit A (the “Additional Guarantors”), and the Trustee entered into the Indenture, dated as of July 28, 2008 (the “Indenture”), relating to the Issuer’s 10.75% Senior Notes due 2016 (the “Notes”);

WHEREAS, the Issuer, the Guarantors other than the Additional Guarantors, and the Trustee entered into the First Supplemental Indenture, dated as of August 20, 2008 (the “First Supplemental Indenture”), pursuant to which FLMG unconditionally guaranteed all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture;

WHEREAS, the Additional Guarantors other than TicketWeb, LLC, a Delaware limited liability company (“TicketWeb”), became Domestic Restricted Subsidiaries of the Issuer as a result of the acquisition by FLMG of 75% of the common stock, par value $0.01 per share, of Front Line Management Group, Inc. (the “Acquisition”), and Sections 4.13 and 9.01 of the Indenture require the Additional Guarantors other than TicketWeb to execute and deliver to the Trustee this Supplemental Indenture pursuant to which the Additional Guarantors other than TicketWeb shall unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture;

WHEREAS, in connection with the Acquisition, the Issuer formed TicketWeb and merged TicketWeb Inc., a Delaware corporation and current guarantor under the Indenture, with and into TicketWeb; and

WHEREAS, Sections 9.01, 10.03 and 10.04 of the Indenture require TicketWeb to execute and deliver to the Trustee this Supplemental Indenture pursuant to which TicketWeb shall unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture and shall succeed to and be substituted for TicketWeb Inc. under the Indenture, and TicketWeb Inc. shall be released from all of its obligations under the Indenture;

WHEREAS, the Guarantors, Additional Guarantors and the Issuer have requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary have been done to make this Supplemental Indenture, when executed and delivered by the Guarantors, the Additional Guarantors and the Issuer, the legal, valid and binding agreement of the Guarantors, the Additional Guarantors and the Issuer, in accordance with its terms.

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AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.  The Additional Guarantors, by their execution of this Supplemental Indenture, agree to be Guarantors under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 3.  TicketWeb Inc., upon execution of this Supplemental Indenture, shall be released from its obligations as a Guarantor under the Indenture.

Section 4.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.  This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 6.  This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture, the First Supplemental Indenture and this Supplemental Indenture will henceforth be read together.

Section 7.  The recitals contained herein are made by the Issuer, the Guarantors and Additional Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.  All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Supplemental Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TICKETMASTER ENTERTAINMENT, INC., as Issuer

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Executive Vice President
and Chief Financial Officer

FLMG HOLDINGS CORP.,
IAC PARTNER MARKETING, INC.,
MICROFLEX 2001 LLC,
TICKETMASTER ADVANCE TICKETS, LLC,
TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.,
TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER INDIANA HOLDINGS CORP.,
TICKETMASTER L.L.C.,
TICKETMASTER MULTIMEDIA HOLDINGS LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER-INDIANA, L.L.C.,
TM VISTA INC.,
as Guarantors

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Executive Vice President
and Chief Financial Officer

Signature Page to Second Supplemental Indenture

ECHOMUSIC, LLC,
EVENTINVENTORY.COM, INC.,
NETTICKETS.COM, INC.,
OPENSEATS, INC.,
PACIOLAN, INC.,
PREMIUM INVENTORY, INC.,
SHOW ME TICKETS, LLC,
THE V.I.P. TOUR COMPANY,
TICKETSNOW.COM, INC.,
TNOW ENTERTAINMENT GROUP, INC.,
as Guarantors

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Vice President

FRONT LINE MANAGEMENT GROUP, INC.,
AZOFF PROMOTIONS LLC,
FEA MERCHANDISE INC.,
FRONT LINE BCC LLC,
ILAA, INC.,
ILA MANAGEMENT, INC.,
SPALDING ENTERTAINMENT, LLC,
ENTERTAINERS ART GALLERY LLC,
as Guarantors

By:	/s/ Colin Hodgson
	Name:	Colin Hodgson
	Title:	Authorized Person

TICKETWEB, LLC,
as Guarantor

By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Signature Page to Second Supplemental Indenture

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Sherma Thomas
	Name:	Sherma Thomas
	Title:	Assistant Treasurer

Signature Page to Second Supplemental Indenture

EXHIBIT A

FRONT LINE MANAGEMENT GROUP, INC.
AZOFF PROMOTIONS LLC
FEA MERCHANDISE INC.
FRONT LINE BCC LLC
ILAA, INC.
ILA MANAGEMENT, INC.
SPALDING ENTERTAINMENT, LLC
TICKETWEB, LLC